SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C. 20549
                __________________________

                        FORM 8-K

                    CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                May 8, 2001


                    CITIBANK (SOUTH DAKOTA), N.A.
                           ON BEHALF OF
                 CITIBANK CREDIT CARD MASTER TRUST I
                (Issuer in respect of the Citibank Credit Card Master Trust I)


          5.95% Class A Credit Card Participation Certificates, Series 1993-2 6.15% Class B Credit Card Participation Certificates, Series 1993-2 7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2 8.25% Class A Credit Card Participation Certificates, Series 1994-4 8.25% Class A Credit Card Participation Certificates, Series 1995-1 8.45% Class B Credit Card Participation Certificates, Series 1995-1 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
   Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6
          6.55% Class A Credit Card Participation Certificates, Series 1997-2 6.70% Class B Credit Card Participation Certificates, Series 1997-2
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
     Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6
          6.05% Class A Credit Card Participation Certificates, Series 1998-2 6.20% Class B Credit Card Participation Certificates, Series 1998-2 5.80% Class A Credit Card Participation Certificates, Series 1998-3 5.95% Class B Credit Card Participation Certificates, Series 1998-3 5.30% Class A Credit Card Participation Certificates, Series 1998-9 5.55% Class B Credit Card Participation Certificates, Series 1998-9 5.50% Class A Credit Card Participation Certificates, Series 1999-1 5.75% Class B Credit Card Participation Certificates, Series 1999-1 5.875% Class A Credit Card Participation Certificates, Series 1999-2 6.15% Class B Credit Card Participation Certificates, Series 1999-2
   Floating Rate Class A Credit Card Participation Certificates, Series 1999-3 Floating Rate Class B Credit Card Participation Certificates, Series 1999-3
          6.10% Class A Credit Card Participation Certificates, Series 1999-5 6.30% Class B Credit Card Participation Certificates, Series 1999-5 6.65% Class A Credit Card Participation Certificates, Series 1999-7 6.90% Class B Credit Card Participation Certificates, Series 1999-7

                       (collectively, the Certificates)


                        (Exact name of registrant as specified in charter)

               UNITED  STATES  OF  AMERICA  46-0358360
          (State  or other  jurisdiction  of incorporation)
       (I.R.S. Employer Identification No.)
   33-41055, 33-43576, 33-62180, 33-77802, 33-84834, 33-97664, 33-99328
                    and 333-38803 (Commission File No.)


             701 EAST 60TH ST., NORTH
             SIOUX FALLS, SOUTH DAKOTA              57117
   (Address of principal executive offices)       (Zip Code)

         Registrant's telephone number, including area code (605) 331-2626

                              NOT APPLICABLE
            (Former name or former address, if changed since last report.)



                                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CITIBANK (SOUTH DAKOTA),N.A.,
                                                as Servicer
                                       Citibank Credit Card Master Trust I



                                         By:      /s/ Douglas Morrison
                                  --------------------------------------------
                                             Douglas Morrison
                                            Chief Financial Officer

Dated:           May 8                             , 2001
                 ---------------------------------



                                    CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                      CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending April 25, 2001
==============================================================================

     This Certificate relates to the Due Period ending April 25, 2001 and the related Distribution Date.

A.   Information Regarding the portfolio
     -------------------------------------------------

1. Portfolio Yield For Group 1 ............................            11.35%
   Portfolio Yield For Group 2 ............................            11.46%
       Yield Component For Group 1 ........................            16.49%
       Yield Component For Group 2 ........................            16.60%
       Credit Loss Component    ...........................             5.14%
2. New Purchase Rate  .....................................            19.98%
3. Total Payment Rate  ....................................            19.06%
4. Principal Payment  Rate  ................................           18.18%
5. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  52,272,056,417
     Average  ............................................  $  52,157,821,320
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  52,462,952,680
6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  48,612,583,416
         5-34 days delinquent  ...........................  $   2,441,043,890
        35-64 days delinquent  ...........................  $     678,590,152
        65-94 days delinquent  ...........................  $     455,194,921
       95-124 days delinquent  ...........................  $     350,595,435
      125-154 days delinquent  ...........................  $     284,891,023
      155-184 days delinquent  ...........................  $     271,890,017

      Current  ...........................................             91.56%
         5-34 days delinquent  ...........................              4.60%
        35-64 days delinquent  ...........................              1.28%
        65-94 days delinquent  ...........................              0.86%
       95-124 days delinquent  ...........................              0.66%
      125-154 days delinquent  ...........................              0.54%
      155-184 days delinquent  ...........................              0.50%










                                      Page 1
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                    CITIBANK CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending April 25, 2001
==============================================================================

                                        Current Due        Current Due
                                        Period on an       Period on a
                                        Actual Basis (1)   Standard Basis (1)
B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                              11.35%             11.35%
  2. Weighted Average Certificate Rate             6.06%              6.06%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                       0.37%              0.37%
         Others                                    0.13%              0.13%
  4. Surplus Finance Charge Collections            4.79%              4.79%
  5. Required Surplus Finance Charge Amount        0.00%              0.00%
  6. Aggregate Surplus Finance Charge Amount       4.79%              4.79%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $ 4,355,793,167 $ 4,355,793,167
         Principal Collections                  $ 4,064,139,979 $ 4,064,139,979
         Finance Charge Collections             $   291,653,188 $   291,653,188
  2. Investor Default Amount                    $    91,374,109 $    91,374,109
  3. Investor Monthly Interest                  $   111,965,524 $   111,965,524
  4. Investor Monthly Fees
         Fixed Servicing Fees                   $     6,893,389 $     6,893,389
         Others                                 $     2,469,292 $     2,469,292
  5. Surplus Finance Charge Collections         $    78,950,874 $    78,950,874
  6. Required Surplus Finance Charge Collections$             0 $             0
  7. Aggregate Surplus Finance Charge Amount $ 78,950,874 $ 78,950,874 minus Required Surplus Finance Charge Amount

     (1) Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a series, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for Current Due Period on a Standard Basis reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from March 28, 2001 to April 25, 2001, 29 days, or April 6 , 2001 to May 3 , 2001, 28 days (standard basis).


                                      Page 2
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                    CITIBANK CREDIT CARD MASTER TRUST I - GROUP 2
                    For the Due Period Ending April 25, 2001
==============================================================================

                                        Current Due        Current Due
                                        Period on an       Period on a
                                        Actual Basis (1)   Standard Basis (1)
B. Information Regarding Group 2
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                              11.46%             11.42%
  2. Weighted Average Note Rate                    5.37%              5.33%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                       0.36%              0.37%
         Others                                    0.01%              0.01%
  4. Surplus Finance Charge Collections            5.72%              5.71%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account   5.49%              5.48%
  6. Required Surplus Finance Charge Amount        0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount       5.72%              5.71%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 2
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $ 3,997,677,850 $ 3,996,989,413
         Principal Collections                  $ 3,728,168,341 $ 3,728,168,341
         Finance Charge Collections             $   269,509,509 $   268,821,072
  2. Investor Default Amount                    $    83,820,454 $    83,820,454
  3. Investor Monthly Interest                  $    84,445,110 $    83,753,504
  4. Investor Monthly Fees
         Fixed Servicing Fees                   $     6,153,717 $     6,323,531
         Others                                 $       140,000 $       140,000
  5. Surplus Finance Charge Collections         $    94,950,228 $    94,783,583
  6. Required Surplus Finance Charge Collections$             0 $             0
  7. Aggregate Surplus Finance Charge Amount $ 94,950,228 $ 94,783,583 minus Required Surplus Finance Charge Amount

(1) Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest date. Values for Current Due Period on a Standard Basis reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from March 28, 2001 to April 25, 2001, 29 days, or April 6 , 2001 to May 3 , 2001, 28 days (standard basis).

                                      Page 3

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1993-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,718,750

  2b.  Class B Monthly Interest ..............................$      246,000

  3a.  Balance in the Class A Interest Funding Account  ......$    7,437,500

  3b   Balance in the Class B Interest Funding Account  ......$      492,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 4
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 5
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 6
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  940,000,000

  1b.  Class B Invested Amount         .......................$   60,000,000

  2a.  Class A Monthly Interest ..............................$    5,679,167

  2b.  Class B Monthly Interest ..............................$      375,000

  3a.  Balance in the Class A Interest Funding Account  ......$    5,679,167

  3b   Balance in the Class B Interest Funding Account  ......$      375,000

  4a.  Available Cash Collateral Amount  .....................$   70,000,000

  4b.  Percent of Class B Invested Amount          ...........       116.67%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 7
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 8
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 9
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    5,156,250

  2b.  Class B Monthly Interest ..............................$      201,693

  3a.  Balance in the Class A Interest Funding Account  ......$   30,937,500

  3b   Balance in the Class B Interest Funding Account  ......$      201,693

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 10
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   30,937,500

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      201,693

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   30,937,500

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      201,693

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 11
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 12
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    4,296,875

  2b.  Class B Monthly Interest ..............................$      281,667

  3a.  Balance in the Class A Interest Funding Account  ......$   17,187,500

  3b   Balance in the Class B Interest Funding Account  ......$    1,126,667

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 13
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 14
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 15
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  500,000,000

  1b.  Class B Invested Amount         .......................$   32,000,000

  2a.  Class A Monthly Interest ..............................$    2,729,167

  2b.  Class B Monthly Interest ..............................$      177,333

  3a.  Balance in the Class A Interest Funding Account  ......$    2,729,167

  3b   Balance in the Class B Interest Funding Account  ......$      177,333

  4a.  Available Cash Collateral Amount  .....................$   37,240,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 16
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 17
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 18
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-5
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,293,188

  2b.  Class B Monthly Interest ..............................$      281,480

  3a.  Balance in the Class A Interest Funding Account  ......$    8,586,375

  3b   Balance in the Class B Interest Funding Account  ......$      562,960

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 19
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 20
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 21
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-6
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  940,000,000

  1b.  Class B Invested Amount         .......................$   60,000,000

  2a.  Class A Monthly Interest ..............................$    5,071,927

  2b.  Class B Monthly Interest ..............................$      333,865

  3a.  Balance in the Class A Interest Funding Account  ......$   10,143,853

  3b   Balance in the Class B Interest Funding Account  ......$      667,730

  4a.  Available Cash Collateral Amount  .....................$   70,000,000

  4b.  Percent of Class B Invested Amount          ...........       116.67%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 22
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 23
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 10, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 24
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,093,750

  2b.  Class B Monthly Interest ..............................$      268,000

  3a.  Balance in the Class A Interest Funding Account  ......$   12,281,250

  3b   Balance in the Class B Interest Funding Account  ......$      804,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 25
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 26
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 27
                                    CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,254,000

  2b.  Class B Monthly Interest ..............................$      279,356

  3a.  Balance in the Class A Interest Funding Account  ......$    8,508,000

  3b   Balance in the Class B Interest Funding Account  ......$      558,712

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 28
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 29
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 10, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 30
                                    CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-6
   -----------------------------------

  1a.  Class A Accreted Invested Amount.......................$  810,266,244

  1b.  Class B Accreted Invested Amount.......................$   51,606,292

  2a.  Class A Monthly Accretion..............................$    4,269,507

  2b.  Class B Monthly Accretion..............................$      278,209

  3a.  Balance in the Class A Interest Funding Account  ......$            0

  3b   Balance in the Class B Interest Funding Account  ......$            0

  4a.  Available Cash Collateral Amount  .....................$   60,401,784

  4b.  Percent of Class B Accreted Invested Amount ...........       117.04%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 31
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 32
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 33
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  500,000,000

  1b.  Class B Invested Amount         .......................$   32,000,000

  2a.  Class A Monthly Interest ..............................$    2,520,833

  2b.  Class B Monthly Interest ..............................$      165,333

  3a.  Balance in the Class A Interest Funding Account  ......$   10,083,333

  3b   Balance in the Class B Interest Funding Account  ......$      661,333

  4a.  Available Cash Collateral Amount  .....................$   37,240,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 34
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 35
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 36
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    3,020,833

  2b.  Class B Monthly Interest ..............................$      198,333

  3a.  Balance in the Class A Interest Funding Account  ......$    9,062,500

  3b   Balance in the Class B Interest Funding Account  ......$      595,000

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 37
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 38
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 39
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,312,500

  2b.  Class B Monthly Interest ..............................$      222,000

  3a.  Balance in the Class A Interest Funding Account  ......$   13,250,000

  3b   Balance in the Class B Interest Funding Account  ......$      888,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 40
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 41
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 42
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,437,500

  2b.  Class B Monthly Interest ..............................$      230,000

  3a.  Balance in the Class A Interest Funding Account  ......$   10,312,500

  3b   Balance in the Class B Interest Funding Account  ......$      690,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 43
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 44
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 45
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,671,875

  2b.  Class B Monthly Interest ..............................$      246,000

  3a.  Balance in the Class A Interest Funding Account  ......$    7,343,750

  3b   Balance in the Class B Interest Funding Account  ......$      492,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 46
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 47
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 10, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 48
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$1,250,000,000

  1b.  Class B Invested Amount         .......................$   80,000,000

  2a.  Class A Monthly Interest ..............................$    5,139,193

  2b.  Class B Monthly Interest ..............................$      341,797

  3a.  Balance in the Class A Interest Funding Account  ......$   10,810,026

  3b   Balance in the Class B Interest Funding Account  ......$      718,953

  4a.  Available Cash Collateral Amount  .....................$   79,800,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 49
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 50
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 51
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-5
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,812,500

  2b.  Class B Monthly Interest ..............................$      252,000

  3a.  Balance in the Class A Interest Funding Account  ......$   22,875,000

  3b   Balance in the Class B Interest Funding Account  ......$    1,512,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 52
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   22,875,000

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$    1,512,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   22,875,000

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$    1,512,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 53
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 54
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-7
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-7
   -----------------------------------

  1a.  Class A Invested Amount         .......................$1,000,000,000

  1b.  Class B Invested Amount         .......................$   64,000,000

  2a.  Class A Monthly Interest ..............................$    5,541,667

  2b.  Class B Monthly Interest ..............................$      368,000

  3a.  Balance in the Class A Interest Funding Account  ......$   33,250,000

  3b   Balance in the Class B Interest Funding Account  ......$    2,208,000

  4a.  Available Cash Collateral Amount  .....................$   63,840,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 55
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-7
                    For the Due Period Ending April 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   33,250,000

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$    2,208,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   33,250,000

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$    2,208,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 56
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-7
                    For the Due Period Ending April 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8 day of May 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer